                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported): July 15, 2004
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               Long Beach Acceptance Auto Receivables Trust 2004-A

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              Delaware                          333-108506-01                         33-0660404
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  (State of Other Jurisdiction of          (Commission file Number)        (I.R.S. Employer Identification
           Incorporation)                                                                No.)
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       One Mack Centre Drive                                                            07652
        Paramus, New Jersey                                                           (Zip Code)
  (Address of Principal Executive
              Offices)
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Registrant's telephone number, including area code (201) 262-5222

                                    No Change
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          (Former name of former address, if changed since last report)


ITEM: 5.   OTHER EVENTS

         Information relating to distributions to Noteholders for the June 2004 Collection Period of the Registrant in respect of the Class A-1 Asset Back Notes and Class A-2 Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of March 1, 2004 between Long Beach Acceptance Auto Receivables Trust 2004-A, as Issuer, Long Beach Acceptance Receivables Corp. as Transferor, Long Beach Acceptance Corp., as Originator, Servicer and Custodian and JP Morgan Chase Bank, as Back-up Servicer and Trust Collateral Agent

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (b) Exhibits


         Exhibit No. 99.1    Servicer's Certificate for the June 2004 Collection
                             Period for the July 15, 2004 Distribution Date.

                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A


By:  Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
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         Michael J. Pankey
         Senior Vice President and
         Chief Financial Officer

Dated:  July 15, 2004